UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 12, 2007
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                            THE BON-TON STORES, INC.
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                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                   0-19517                   23-2835229
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      (State or Other            (Commission File            (I.R.S. Employer
      Jurisdiction of                Number)                Identification No.)
      Incorporation)

          2801 E. Market Street
           York, Pennsylvania                                     17402
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (717) 757-7660
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             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 7.01.  Regulation FD Disclosure.

         On July 12, 2007, The Bon-Ton Stores, Inc. issued a press release announcing its sales for the five week period ended July 7, 2007 and discussing its guidance for the fiscal year ending February 2, 2008. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

         99.1 Press Release issued July 12, 2007 announcing sales for the five week period ended July 7, 2007 and discussing guidance for the fiscal year ending February 2, 2008.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Bon-Ton Stores, Inc.


                                   By: /s/ Keith E. Plowman
                                       -----------------------------------------
                                       Keith E. Plowman
                                       Executive Vice President, Chief Financial
                                       Officer and Principal Accounting Officer


Dated: July 12, 2007